Exhibit 10.3

THIS CONTRACT IS SUBJECT TO ARBITRATION PURSUANT TO THE SOUTH
                       CAROLINA UNIFORM ARBITRATION ACT.

                 AMENDED EXECUTIVE SUPPLEMENTAL RETIREMENT PLAN
                               EXECUTIVE AGREEMENT


         THIS AMENDED AGREEMENT is made and entered into as of this 17th day of October, 2007, by and between GrandSouth Bank, a bank organized and existing under the laws of the State of South Carolina (hereinafter referred to as the "Bank"), and Ronald K. Earnest, an Executive of the Bank (hereinafter referred to as the "Executive").

         WHEREAS, the Bank and the Executive initially entered into an Executive Supplemental Retirement Plan Executive Agreement on September 11, 2001, which was subsequently amended on September 11, 2001 (the "Original Agreement"); and

         WHEREAS, the Original Agreement contained the following premises, which are hereby reaffirmed;

                  WHEREAS, the Executive is now in the employ of the Bank and has for many years faithfully served the Bank. It is the consensus of the Board of Directors (hereinafter referred to as the "Board") that the Executive's services have been of exceptional merit, in excess of the compensation paid and an invaluable contribution to the profits and position of the Bank in its field of activity. The Board further believes that the Executive's experience, knowledge of corporate affairs, reputation and industry contacts are of such value, and the Executive's continued services so essential to the Bank's future growth and profits, that it would suffer severe financial loss should the Executive terminate their services; and

                  WHEREAS, the Board has adopted the GrandSouth Bank Executive Supplemental Retirement Plan (hereinafter referred to as the "Executive Plan") and it is the desire of the Bank and the Executive to enter into this Amended Agreement under which the Bank will agree to make certain payments to the Executive upon the Executive's retirement or to the Executive's beneficiary(ies) in the event of the Executive's death pursuant to the Executive Plan; and

                  WHEREAS, it is the intent of the parties hereto that this Executive Plan be considered an unfunded arrangement maintained primarily to provide supplemental retirement benefits for the Executive, and be considered a non-qualified benefit plan for purposes of the Employee Retirement Security Act of 1974, as amended ("ERISA"). The Executive is fully advised of the Bank's financial status and has had substantial input in the design and operation of this benefit plan; and

         WHEREAS, the Bank and the Executive now desire to amend and restate the Original Agreement in compliance with the recently enacted Internal Revenue Code
Section 409A and associated federal regulations.

         NOW THEREFORE, in consideration of services the Executive has performed in the past and those to be performed in the future, and based upon the mutual promises and covenants herein contained, the Bank and the Executive agree to amend and restate the Original Agreement as follows:

I.       DEFINITIONS

          A.   Effective Date:

               The Effective Date of the Executive Plan shall be September 13, 2001.

          B.   Plan Year:

               Any reference to the "Plan Year" shall mean a calendar year from January 1st to December 31st. In the year of implementation, the term "Plan Year" shall mean the period from the Effective Date to December 31st of the year of the Effective Date.

          C.   Retirement Date:

               Retirement Date shall mean the date upon which Executive attains the Normal Retirement Age (Subparagraph I (J))

          D.   Termination of Service:

               Termination of Service shall mean the Executive's voluntary termination for Good Reason or the Bank's discharge of the Executive without cause, prior to the Normal Retirement Age (Subparagraph I (J)).

               A voluntary termination by the Executive shall be considered an involuntary termination with "Good Reason" if any of the following occurs without the Executive's advance written consent:
               (a) a material  diminution of the Executive's base  compensation;
               (b) a material diminution of the Executive's authority, duties, or responsibilities; (c) a material diminution in the authority, duties, or responsibilities of the supervisor to whom the Executive is required to report; (d) a material diminution in the budget over which the Executive retains authority; (e) a material change in the geographic location at which the Executive must perform services for the Bank; or (f) any other action or inaction that constitutes a material breach by the Bank of this Agreement. In order to qualify as a voluntary termination for Good Reason, the Executive must give notice to the Bank of the existence of one or more of the conditions described in (a) - (f) above within 90 days after the initial existence of the condition, and the Bank shall have 30 days thereafter to remedy the condition ("Cure Period").

          E.   Pre-Retirement Account:

               A Pre-Retirement Account shall be established as a liability reserve account on the books of the Bank for the benefit of the Executive. Prior to the Executive's Retirement Date (Subparagraph I (C)), such liability reserve account shall be increased or decreased each Plan Year, until the aforestated event occurs, by the Index Retirement Benefit (Subparagraph I (F)).

          F.   Index Retirement Benefit:

               The Index Retirement Benefit for each Executive in the Executive Plan for each Plan Year shall be equal to the excess (if any) of the Index (Subparagraph I (G)) for that Plan Year over the Opportunity Cost (Subparagraph I (H)) for that Plan Year divided by a factor equal to 1.05 minus the marginal tax rate.

          G.   Index:

               The Index for any Plan Year shall be the aggregate annual after-tax income from the life insurance contract(s) described hereinafter as defined by FASB Technical Bulletin 85-4. This Index shall be applied as if such insurance contract(s) were purchased on the Effective Date of the Executive Plan.

               Insurance Company:                   Massachusetts Mutual Life
                                                     Insurance Company
               Policy Form:                         Flexible Premium Adjustable
                                                     Life
               Policy Name:                         Strategic Life Executive
               Insured's Age and Sex:               47, Male
               Riders:                              None
               Ratings:                             None
               Option:                              Level
               Face Amount:                         $1,081,920
               Premiums Paid:                       $368,000
               Number of Premium Payments:          Single
               Assumed Purchase Date:               September 13, 2001

               Insurance Company:                   Union Central Life Insurance
                                                     Company
               Policy Form:                         Universal Life Insurance
               Policy Name:                         COLI UL
               Insured's Age and Sex:               47, Male
               Riders:                              None
               Ratings:                             None
               Option:                              Level
               Face Amount:                         $1,060,447
               Premiums Paid:                       $368,000
               Number of Premium Payments:          Single
               Assumed Purchase Date:               September 13, 2001

               If such contracts of life insurance are actually purchased by the Bank, then the actual policies as of the dates they were actually purchased shall be used in calculations under this Executive Plan. If such contracts of life insurance are not purchased or are subsequently surrendered or lapsed, then the Bank shall receive annual policy illustrations that assume the above-described policies were purchased or had not subsequently surrendered or lapsed. Said illustration shall be received from the respective insurance companies and will indicate the increase in policy values for purposes of calculating the amount of the Index.

               In either case, references to the life insurance contracts are merely for purposes of calculating a benefit. The Bank has no obligation to purchase such life insurance and, if purchased, the Executive and the Executive's beneficiary(ies) shall have no ownership interest in such policy and shall always have no greater interest in the benefits under this Executive Plan than that of an unsecured creditor of the Bank.

          H.   Opportunity Cost:

               The Opportunity Cost for any Plan Year shall be calculated by taking the sum of the amount of premiums for the life insurance policies described in the definition of "Index" plus the amount of any after-tax benefits paid to the Executive pursuant to the Executive Plan (Paragraph II hereinafter) plus the amount of all previous years' after-tax Opportunity Cost, and multiplying that sum by the Average Federal Funds Rate.

          I.   Change of Control:

               A "Change of Control" of the Bank shall be deemed to have been effected for purposes of this Agreement:

               A. on the date voting control over more than 50% of the stock of the Bank's holding company (the "Holding Company") is acquired, directly or indirectly, by any person or group acting in concert;

               B.   if the  Holding  Company  is  merged  with or into any other entity and the shareholders of the Holding Company immediately before such merger own less than 50% of the combined voting control of the corporation resulting from such merger; or

               C. if more than 50% of the assets of the Holding Company are acquired, directly or indirectly, by any person or group acting in concert during any consecutive 12 month period.

          J.   Normal Retirement Age:

               Normal Retirement Age shall mean the date on which the Executive attains age sixty-five (65).

II.      INDEX BENEFITS

          A.   Retirement Benefits:

               Subject to Subparagraph II (D) hereinafter, an Executive who remains in the employ of the Bank until the Normal Retirement Age (Subparagraph I (J)) shall be entitled to receive the balance in the Pre-Retirement Account in fifteen (15) equal annual installments commencing thirty (30) days following the Retirement Date. In addition to these payments and commencing in conjunction therewith, the Index Retirement Benefit (Subparagraph I (F)) for each Plan Year subsequent to the Retirement Date, and including the remaining portion of the Plan Year following the Retirement Date, shall be paid to the Executive until the Executive's death.

          B.   Termination of Service:

               Subject to Subparagraph II (D), should an Executive suffer a Termination of Service the Executive shall be entitled to receive twenty-five percent (25%) times the number of full years of employment with the Bank from the date of first employment with the Bank (to a maximum of 100%), times the balance in the Pre-Retirement Account payable to the Executive in fifteen (15) equal annual installments commencing thirty (30) days following the Executive's Normal Retirement Age (Subparagraph I (J)). In addition to these payments and commencing in conjunction therewith, twenty-five percent (25%) times the number of full years of employment with the Bank from the date of first employment with the Bank (to a maximum of 100%), times the Index Retirement Benefit for each Plan Year subsequent to the year in which the Executive attains Normal Retirement Age, and including the remaining portion of the Plan Year in which the Executive attains Normal Retirement Age, shall be paid to the Executive until the Executive's death.

          C.   Death:

               Should the Executive die while there is a balance in the Executive's Pre-Retirement Account (Subparagraph I (E)), said unpaid balance of the Executive's Pre-Retirement Account shall be paid in a lump sum to the individual or individuals the Executive may have designated in writing and filed with the Bank. In the absence of any effective beneficiary designation, the unpaid balance shall be paid as set forth herein to the duly qualified executor or administrator of the Executive's estate. Said payment due hereunder shall be made the first day of the second month following the decease of the Executive. Provided, however, that anything hereinabove to the contrary notwithstanding, no death benefit shall be payable hereunder if the Executive dies on or before the 13th day of September, 2003.

          D.   Discharge for Cause:

               Should the Executive be Discharged for Cause at any time, all benefits under this Executive Plan shall be forfeited. The term "for cause" shall mean:

               (i) the willful and continued failure by the Executive to substantially perform his duties (other than the Executive's inability to perform, with or without reasonable accommodation, resulting from his incapacity due to physical or mental illness or impairment), after a demand for substantial performance is delivered to him by the Bank, which demand specifically identifies the manner in which the Executive is alleged to have not substantially performed his duties;

               (ii) the  willful   engaging  by  the   Executive  in  misconduct
                    (criminal, immoral, or otherwise) which is materially injurious to the Bank, its holding company, or either of their officers, directors, shareholders, employees, or customers, monetarily or otherwise;

               (iii) the Executive's conviction of a felony; or

               (iv) the commission in the course of the  Executive's  employment
                    of  an  act  of   fraud,   embezzlement,   theft  or  proven
                    dishonesty, or any other illegal act or practice, which would constitute a felony, (whether or not resulting in criminal prosecution or conviction), or any act or practice which the Bank shall, in good faith, deem to have resulted in the Executive's becoming unbondable under the Bank's or its holding company's "banker's blanket bond".

               If a dispute arises as to discharge "for cause," such dispute shall be resolved by arbitration as set forth in this Executive Plan.

          E.   Death Benefit:

               Except as set forth above, there is no death benefit provided under this Agreement.

          F.   Disability Benefit:

               In  the  event  the  Executive  becomes  disabled  prior  to  any
               Termination of Service, and the Executive's employment is terminated because of such disability, he shall immediately begin receiving the benefits in Subparagraph II (A) above. Such benefit shall begin without regard to the Executive's Normal Retirement Age and the Executive shall be one hundred percent (100%) vested in the entire benefit amount.

               "Disability" or "Disabled" shall mean (a) the Executive is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than 12 months; or (b) the Executive is, by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, receiving income replacement benefits for a period of not less than three months under an accident and health plan covering employees of the Bank; or (c) the Executive has been determined to be totally disabled by the Social Security Administration or Railroad Retirement Board; or (d) the Executive has been determined to be disabled in accordance with a disability insurance program provided by the Bank and in which Executive participates, provided that the definition of disability applied under such disability insurance program complies with the requirements of (a) or (b) listed above.

III.     RESTRICTIONS UPON FUNDING

         The Bank shall have no obligation to set aside, earmark or entrust any fund or money with which to pay its obligations under this Executive Plan. The Executive, his beneficiary(ies), or any successor in interest shall be and remain simply a general creditor of the Bank in the same manner as any other creditor having a general claim for matured and unpaid compensation.

         The Bank reserves the absolute right, at its sole discretion, to either fund the obligations undertaken by this Executive Plan or to refrain from funding the same and to determine the extent, nature and method of such funding. Should the Bank elect to fund this Executive Plan, in whole or in part, through the purchase of life insurance, mutual funds, disability policies or annuities, the Bank reserves the absolute right, in its sole discretion, to terminate such funding at any time, in whole or in part. At no time shall any Executive be deemed to have any lien nor right, title or interest in or to any specific funding investment or to any assets of the Bank.

         If the Bank elects to invest in a life insurance, disability or annuity policy upon the life of the Executive, then the Executive shall assist the Bank by freely submitting to a physical exam and supplying such additional information necessary to obtain such insurance or annuities.

IV.      CHANGE OF CONTROL

         If the Executive suffers a Termination of Service (Subparagraph I (D)) within 24 months after a Change of Control (Subparagraph I(D)), then the Executive shall receive the benefits promised in this Executive Plan upon attaining Normal Retirement Age, as if the Executive had been continuously employed by the Bank until the Executive's Normal
         Retirement Age. The Executive will also remain eligible for all promised death benefits in this Executive Plan.

V.       MISCELLANEOUS

          A.   Alienability and Assignment Prohibition:

               Neither the Executive, nor the Executive's surviving spouse, nor any other beneficiary(ies) under this Executive Plan shall have any power or right to transfer, assign, anticipate, hypothecate, mortgage, commute, modify or otherwise encumber in advance any of the benefits payable hereunder nor shall any of said benefits be subject to seizure for the payment of any debts, judgments, alimony or separate maintenance owed by the Executive or the Executive's beneficiary(ies), nor be transferable by operation of law in the event of bankruptcy, insolvency or otherwise. In the event the Executive or any beneficiary attempts assignment, commutation, hypothecation, transfer or disposal of the benefits hereunder, the Bank's liabilities shall forthwith cease and terminate.

          B.   Binding Obligation of the Bank and any Successor in Interest:

               This  Executive  Plan shall be binding  upon the parties  hereto,
               their    successors,    beneficiaries,    heirs   and    personal
               representatives.

          C.   Amendment or Revocation:

               It is agreed by and between the parties hereto that, during the lifetime of the Executive, this Executive Plan may be amended or revoked at any time or times, in whole or in part, by the mutual written consent of the Executive and the Bank.

          D.   Gender:

               Whenever in this Executive Plan words are used in the masculine or neuter gender, they shall be read and construed as in the masculine, feminine or neuter gender, whenever they should so apply.

          E.   Effect on Other Bank Benefit Plans:

               Nothing contained in this Executive Plan shall affect the right of the Executive to participate in or be covered by any qualified or non-qualified pension, profit-sharing, group, bonus or other supplemental compensation or fringe benefit plan constituting a part of the Bank's existing or future compensation structure.

          F.   Headings:

               Headings and subheadings in this Executive Plan are inserted for reference and convenience only and shall not be deemed a part of this Executive Plan.

          G.   Applicable Law:

               The validity and interpretation of this Agreement shall be governed by the laws of the State of South Carolina.

          H.   12 U.S.C. Section 1828(k):

               Any payments made to the Executive pursuant to this Executive Plan, or otherwise, are subject to and conditioned upon their compliance with 12 U.S.C. Section 1828(k) or any regulations promulgated thereunder.

          I.   Partial Invalidity:

               If any term, provision, covenant, or condition of this Executive Plan is determined by an arbitrator or a court, as the case may be, to be invalid, void, or unenforceable, such determination shall not render any other term, provision, covenant, or condition invalid, void, or unenforceable, and the Executive Plan shall remain in full force and effect notwithstanding such partial invalidity.

          J.   Employment:

               No provision of this Executive Plan shall be deemed to restrict or limit any existing employment agreement by and between the Bank and the Executive, nor shall any conditions herein create specific employment rights to the Executive nor limit the right of the Employer to discharge the Executive with or without cause. In a similar fashion, no provision shall limit the Executive's rights to voluntarily sever the Executive's employment at any time.

          K.   Section 409A Savings Clause:

               Despite any contrary provision of this Amended Agreement, if when the Executive's employment terminates the Executive is a "specified employee," as defined in section 409A of the Internal Revenue Code, and if any payments or benefits under this Agreement will result in additional tax or interest to the Executive because of section 409A, the Executive shall not be entitled to the payments or benefits until the earliest of (a) the date that is at least six months after termination of the Executive's employment for reasons other than the Executive's death, (b) the date of the Executive's death, or (c) any earlier date that does not result in additional tax or interest to the Executive under section 409A. As promptly as possible after the end of the period during which payments or benefits are delayed under this provision, the entire amount of delayed payments shall be paid to Executive in a single lump sum. References in this Agreement to Section 409A of the Internal Revenue Code of 1986 include rules, regulations and guidance of general application issued by the Department of the Treasury under such Section 409A.

VI.      ERISA PROVISION

          A.   Named Fiduciary and Plan Administrator:

               The "Named Fiduciary and Plan Administrator" of this Executive Plan shall be GrandSouth Bank until its resignation or removal by the Board. As Named Fiduciary and Plan Administrator, the Bank shall be responsible for the management, control and administration of the Executive Plan. The Named Fiduciary may delegate to others certain aspects of the management and operation responsibilities of the Executive Plan including the employment of advisors and the delegation of ministerial duties to qualified individuals.

          B.   Claims Procedure and Arbitration:

               In the event a dispute arises over benefits under this Executive Plan and benefits are not paid to the Executive (or to the Executive's beneficiary(ies) in the case of the Executive's death) and such claimants feel they are entitled to receive such benefits, then a written claim must be made to the Named Fiduciary and Plan Administrator named above within sixty (60) days from the date payments are refused. The Named Fiduciary and Plan Administrator shall review the written claim and if the claim is denied, in whole or in part, they shall provide in writing within sixty (60) days of receipt of such claim the specific reasons for such denial, reference to the provisions of this Executive Plan upon which the denial is based and any additional material or information necessary to perfect the claim. Such written notice shall further indicate the additional steps to be taken by claimants if a further review of the claim denial is desired. A claim shall be deemed denied if the Named Fiduciary and Plan Administrator fail to take any action within the aforesaid sixty-day period.

               If claimants desire a second review they shall notify the Named Fiduciary and Plan Administrator in writing within sixty (60) days of the first claim denial. Claimants may review this Executive Plan or any documents relating thereto and submit any written issues and comments it may feel appropriate. In their sole discretion, the Named Fiduciary and Plan Administrator shall then review the second claim and provide a written decision within sixty (60) days of receipt of such claim. This decision shall likewise state the specific reasons for the decision and shall include reference to specific provisions of the Plan Agreement upon which the decision is based.

               If claimants continue to dispute the benefit denial based upon completed performance of this Executive Plan or the meaning and effect of the terms and conditions thereof, then claimants may submit the dispute to an arbitrator for final arbitration pursuant to the South Carolina Uniform Arbitration Act. The parties hereto agree that they and their heirs, personal representatives, successors and assigns shall be bound by the decision of such arbitrator with respect to any controversy properly submitted to it for determination.

               Where a dispute arises as to the Bank's discharge of the Executive "for cause," such dispute shall likewise be submitted to arbitration as above described and the parties hereto agree to be bound by the decision thereunder.


         IN WITNESS WHEREOF, the parties hereto acknowledge that each has carefully read this Amended Agreement and executed the original thereof on the first day set forth hereinabove, and that, upon execution, each has received a conforming copy.

                              [Signatures Omitted]

                          BENEFICIARY DESIGNATION FORM
                         FOR THE EXECUTIVE SUPPLEMENTAL
                            RETIREMENT PLAN AGREEMENT


PRIMARY DESIGNATION:

         Name                        Address                    Relationship


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SECONDARY (CONTINGENT) DESIGNATION:


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All sums payable  under the Executive  Supplemental  Retirement  Plan  Executive
Agreement by reason of my death shall be paid to the Primary Beneficiary, if he or she survives me, and if no Primary Beneficiary shall survive me, then to the Secondary (Contingent) Beneficiary.




----------------------------                            ------------------------
Ronald K. Earnest                                       Date

          THIS CONTRACT IS SUBJECT TO ARBITRATION PURSUANT TO THE SOUTH
                       CAROLINA UNIFORM ARBITRATION ACT.

                               AMENDED & RESTATED


                                 LIFE INSURANCE

                      ENDORSEMENT METHOD SPLIT DOLLAR PLAN

                                    AGREEMENT


Insurer: Massachusetts Mutual Life Insurance Company Union Central Life Insurance Company

Policy Number:                      0044375
                                    U200001333

Bank:                               GrandSouth Bank

Insured:                            Ronald K. Earnest

Relationship of Insured to Bank:    Executive



         THIS AMENDED AGREEMENT is made and entered into this __th day of _________, 2007, by and between the Bank, and Ronald K. Earnest, an Executive of the Bank (hereinafter referred to as the "Executive").

         WHEREAS, the Bank and the Executive initially entered into a Life Insurance Endorsement Method Split Dollar Plan Agreement on September 11, 2001, which was subsequently amended on September 13, 2007 (the "Original Agreement");

         WHEREAS, the Bank and the Executive now desire to amend and restate the Original Agreement in compliance with the recently enacted Internal Revenue Code
Section 409A and associated federal regulations.

         NOW THEREFORE, in consideration of services the Executive has performed in the past and those to be performed in the future, and based upon the mutual promises and covenants herein contained, the Bank and the Executive agree to amend and restate the Original Agreement as follows:


The  respective   rights  and  duties  of  the  Bank  and  the  Insured  in  the above-referenced policy shall be pursuant to the terms set forth below:

I.       DEFINITIONS

         Refer to the policy contract for the definition of all terms in this Agreement.

II.      POLICY TITLE AND OWNERSHIP

         Title and ownership shall reside in the Bank for its use and for the use of the Insured all in accordance with this Agreement. The Bank alone may, to the extent of its interest, exercise the right to borrow or withdraw on the policy cash values. Where the Bank and the Insured (or assignee, with the consent of the Insured) mutually agree to exercise the right to increase the coverage under the subject Split Dollar policy, then, in such event, the rights, duties and benefits of the parties to such increased coverage shall continue to be subject to the terms of this Agreement.

III.     BENEFICIARY DESIGNATION RIGHTS

         The Insured (or assignee) shall have the right and power to designate a beneficiary or beneficiaries to receive the Insured's share of the proceeds payable upon the death of the Insured, and to elect and change a payment option for such beneficiary, subject to any right or interest the Bank may have in such proceeds, as provided in this Agreement.

IV.      PREMIUM PAYMENT METHOD

         The Bank shall pay an amount equal to the planned premiums and any other premium payments that might become necessary to keep the policy in force.

V.       TAXABLE BENEFIT

         Annually the Insured will receive a taxable benefit equal to the assumed cost of insurance as required by the Internal Revenue Service. The Bank (or its administrator) will report to the Insured the amount of imputed income each year on Form W-2 or its equivalent.

VI.      DIVISION OF DEATH PROCEEDS

         Subject to Paragraphs VII and IX herein, the division of the death proceeds of the policy is as follows:

         A.       Should  the  Insured  be  employed  by the  Bank and die on or before the 13th day of September, 2003, the Insured's beneficiary(ies), designated in accordance with Paragraph III, shall be entitled to an amount equal to one hundred percent (100%) of the net-at-risk insurance portion of the proceeds. The net-at-risk insurance portion is the total proceeds less the cash value of the policy.

         B. Should the Insured be employed by the Bank and die subsequent to the 13th day of September, 2003, the Insured's beneficiary(ies), designated in accordance with Paragraph III, shall be entitled to an amount equal to eighty percent (80%) of the net-at-risk insurance portion of the proceeds. The net-at-risk insurance portion is the total proceeds less the cash value of the policy.

         C. Should the Insured not be employed by the Bank at the time of his or her death and die on or before the 13th day of September, 2003, the Insured's beneficiary(ies), designated in accordance with Paragraph III, shall be entitled to the percentage as set forth hereinbelow of the proceeds described in Subparagraph VI (A) above that corresponds to the number of full years the Insured has been employed by the Bank since the date of first employment with the Bank. Should the Insured not be employed by the Bank at the time of his or her death and die subsequent to the 13th day of September, 2003, the Insured's beneficiary(ies) shall be entitled to the following percentage of the proceeds described in Subparagraph VI (B) hereinabove:

                        Total Years
                        of Employment
                        with the Bank              Vested (to a maximum of 100%)
                        -----------------          -----------------------------

                              1-4                        25% per year

         D.       The Bank shall be entitled to the remainder of such proceeds.

         E. The Bank and the Insured (or assignees) shall share in any interest due on the death proceeds on a pro rata basis as the proceeds due each respectively bears to the total proceeds, excluding any such interest.

VII.     DIVISION OF THE CASH SURRENDER VALUE OF THE POLICY

         The Bank shall at all times be entitled to an amount equal to the policy's cash value, as that term is defined in the policy contract, less any policy loans and unpaid interest or cash withdrawals previously incurred by the Bank and any applicable surrender charges. Such cash value shall be determined as of the date of surrender or death as the case may be.

VIII. RIGHTS OF PARTIES WHERE POLICY ENDOWMENT OR ANNUITY ELECTION EXISTS

         In the event the policy involves an endowment or annuity element, the Bank's right and interest in any endowment proceeds or annuity benefits, on expiration of the deferment period, shall be determined under the provisions of this Agreement by regarding such endowment proceeds or the commuted value of such annuity benefits as the policy's cash value. Such endowment proceeds or annuity benefits shall be considered to be like death proceeds for the purposes of division under this Agreement.

IX.      TERMINATION OF AGREEMENT

         This Agreement shall terminate upon the occurrence of any one of the following:

          A. The Insured shall be discharged from employment with the Bank for cause. The term "for cause" shall mean:


               (v) the willful and continued failure by the Insured to substantially perform his duties (other than the Insured's inability to perform, with or without reasonable accommodation, resulting from his incapacity due to physical or mental illness or impairment), after a demand for substantial performance is delivered to him by the Bank, which demand specifically identifies the manner in which the Insured is alleged to have not substantially performed his duties;


               (vi) the willful engaging by the Insured in misconduct (criminal, immoral, or otherwise) which is materially injurious to the Bank, its holding company, or either of their officers, directors, shareholders, employees, or customers, monetarily or otherwise;


               (vii) the Insured's conviction of a felony; or

               (viii) the  commission in the course of the Insured's  employment
                    of  an  act  of   fraud,   embezzlement,   theft  or  proven
                    dishonesty, or any other illegal act or practice, which would constitute a felony, (whether or not resulting in criminal prosecution or conviction), or any act or practice which the Bank shall, in good faith, deem to have resulted in the Insured's becoming unbondable under the Bank's or its holding company's "banker's blanket bond".

          B.   Surrender, lapse, or other termination of the Policy by the Bank.

          Upon receipt of notice from the Insurer of such termination, the Insured (or assignee) shall have a fifteen (15) day option to receive from the Bank an absolute assignment of the policy in consideration of a cash payment to the Bank, whereupon this Agreement shall terminate. Such cash payment referred to hereinabove shall be the greater of:

          A. The Bank's share of the cash value of the policy on the date of such assignment, as defined in this Agreement; or

          B. The amount of the premiums that have been paid by the Bank prior to the date of such assignment.

         If, within said fifteen (15) day period, the Insured fails to exercise said option, fails to procure the entire aforestated cash payment, or dies, then the option shall terminate and the Insured (or assignee) agrees that all of the Insured's rights, interest and claims in the policy shall terminate as of the date of the termination of this Agreement.

         The Insured expressly agrees that this Agreement shall constitute sufficient written notice to the Insured of the Insured's option to receive an absolute assignment of the policy as set forth herein.

         Except  as  provided   above,   this  Agreement  shall  terminate  upon
         distribution of the death benefit proceeds in accordance with Paragraph VI above.

X.       INSURED'S OR ASSIGNEE'S ASSIGNMENT RIGHTS

         The Insured may not, without the written consent of the Bank, assign to any individual, trust or other organization, any right, title or interest in the subject policy nor any rights, options, privileges or duties created under this Agreement.

XI.      AGREEMENT BINDING UPON THE PARTIES

         This Agreement shall bind the Insured and the Bank, their heirs, successors, personal representatives and assigns.

XII.     ERISA PROVISIONS

         The following provisions are part of this Agreement and are intended to meet the requirements of the Employee Retirement Income Security Act of 1974 ("ERISA"):

          A.   Named Fiduciary and Plan Administrator.

               The "Named Fiduciary and Plan Administrator" of this Endorsement Method Split Dollar Agreement shall be GrandSouth Bank until its resignation or removal by the Board of Directors. As Named Fiduciary and Plan Administrator, the Bank shall be responsible for the management, control, and administration of this Split Dollar Plan as established herein. The Named Fiduciary may delegate to others certain aspects of the management and operation responsibilities of the Plan, including the employment of advisors and the delegation of any ministerial duties to qualified individuals.

          B.   Claims Procedure and Arbitration:

               In the event a dispute arises over benefits under this Split Dollar Plan and benefits are not paid to the Insured (or to the Insured's beneficiary(ies) in the case of the Insured's death) and such claimants feel they are entitled to receive such benefits, then a written claim must be made to the Named Fiduciary and Plan Administrator named above within sixty (60) days from the date payments are refused. The Named Fiduciary and

               Plan Administrator shall review the written claim and if the claim is denied, in whole or in part, they shall provide in writing within sixty (60) days of receipt of such claim the specific reasons for such denial, reference to the provisions of this Split Dollar Plan upon which the denial is based and any additional material or information necessary to perfect the claim. Such written notice shall further indicate the additional steps to be taken by claimants if a further review of the claim denial is desired. A claim shall be deemed denied if the Named Fiduciary and Plan Administrator fail to take any action within the aforesaid sixty-day period.

               If claimants desire a second review they shall notify the Named Fiduciary and Plan Administrator in writing within sixty (60) days of the first claim denial. Claimants may review this Split Dollar Plan or any documents relating thereto and submit any written issues and comments it may feel appropriate. In their sole discretion, the Named Fiduciary and Plan Administrator shall then review the second claim and provide a written decision within sixty (60) days of receipt of such claim. This decision shall likewise state the specific reasons for the decision and shall include reference to specific provisions of the Plan Agreement upon which the decision is based.

               If claimants continue to dispute the benefit denial based upon completed performance of this Split Dollar Plan or the meaning and effect of the terms and conditions thereof, then claimants may submit the dispute to an arbitrator for final arbitration. The parties hereto agree that they and their heirs, personal representatives, successors and assigns shall be bound by the decision of such arbitrator with respect to any controversy properly submitted to it for determination.

               Where a dispute arises as to the Bank's discharge of the Insured "for cause," such dispute shall likewise be submitted to arbitration as above described and the parties hereto agree to be bound by the decision thereunder.

          C.   Funding Policy.

               The funding policy for this Split Dollar Plan shall be to maintain the subject policy in force by paying, when due, all premiums required.

          D.   Basis of Payment of Benefits.

               Direct payment by the Insurer is the basis of payment of benefits under this Agreement, with those benefits in turn being based on the payment of premiums as provided in this Agreement.

          E.   Claim Procedures.

               Claim forms or claim information as to the subject policy can be obtained by contacting Benmark, Inc. (800-544-6079). When the Named Fiduciary has a claim which may be covered under the provisions described in the insurance policy, they should contact the office named above, and they will either complete a claim form and forward it to an authorized representative of the Insurer or advise the named Fiduciary what further requirements are necessary. The Insurer will evaluate and make a decision as to payment. If the claim is payable, a benefit check will be issued in accordance with the terms of this Agreement.

               In the event that a claim is not eligible under the policy, the Insurer will notify the Named Fiduciary of the denial pursuant to the requirements under the terms of the policy. If the Named Fiduciary is dissatisfied with the denial of the claim and wishes to contest such claim denial, they should contact the office named above and they will assist in making an inquiry to the Insurer. All objections to the Insurer's actions should be in writing and submitted to the office named above for transmittal to the Insurer.

XIII.    GENDER

         Whenever in this Agreement words are used in the masculine or neuter gender, they shall be read and construed as in the masculine, feminine or neuter gender, whenever they should so apply.

XIV.     INSURANCE COMPANY NOT A PARTY TO THIS AGREEMENT

         The Insurer shall not be deemed a party to this Agreement, but will respect the rights of the parties as herein developed upon receiving an executed copy of this Agreement. Payment or other performance in accordance with the policy provisions shall fully discharge the Insurer from any and all liability.

XV.      CHANGE OF CONTROL

         A "Change of Control" of the Bank shall be deemed to have been effected for purposes of this Agreement if either:

               a. voting control over more than 50% of the stock of the Bank's holding company (the "Holding Company") is acquired, directly or indirectly, by any person or group acting in concert,

               b. The Holding Company is merged with or into any other entity and the shareholders of the Holding Company immediately before such merger own less than 50% of the combined voting control of the corporation resulting from such merger, or

               c. voting control over more than 50% of the stock of the Bank is acquired, directly or indirectly, by any person or group acting in concert.

         If within two years following a Change of Control, the Bank terminates the Insured for any reason except for Cause or the Insured voluntarily terminates his employment for "Good Reason," then the Insured shall be one hundred percent (100%) vested in the benefits promised in this Agreement and, therefore, upon the death of the Insured, the Insured's beneficiary(ies) (designated in accordance with Paragraph III) shall receive the death benefit provided herein as if the Insured had died while employed by the Bank (see Subparagraphs VI (A) & (B)).

         For purposes of this Agreement, a voluntary termination by the Insured shall be considered an involuntary termination with "Good Reason" if any of the following occurs without the Insured's advance written consent: (i) a material diminution of the Insured's base compensation;
         (ii) a material diminution of the Insured's authority, duties, or responsibilities; (iii) a material diminution in the authority, duties, or responsibilities of the supervisor to whom the Insured is required to report; (iv) a material diminution in the budget over which the Insured retains authority; (v) a material change in the geographic location at which the Insured must perform services for the Bank; or
         (vi) any other action or inaction that constitutes a material breach by the Bank of this Agreement. Furthermore, in order to qualify as a voluntary termination for Good Reason, the Insured must give notice to the Bank of the existence of one or more of the conditions described in
         (a) - (f) above within 90 days after the initial existence of the condition, and the Bank shall have 30 days thereafter to remedy the condition.

XVI.     AMENDMENT OR REVOCATION

         It is agreed by and between the parties hereto that, during the lifetime of the Insured, this Agreement may be amended or revoked at any time or times, in whole or in part, by the mutual written consent of the Insured and the Bank.

XVII.    EFFECTIVE DATE

         The Effective Date of this Agreement shall be September 13, 2001.

XVIII.   SEVERABILITY AND INTERPRETATION

         If a provision of this Agreement is held to be invalid or unenforceable, the remaining provisions shall nonetheless be enforceable according to their terms. Further, in the event that any provision is held to be overbroad as written, such provision shall be deemed amended to narrow its application to the extent necessary to make the provision enforceable according to law and enforced as amended.

XIX. I.R.C. SECTION 409A SAVINGS CLAUSE

         Notwithstanding any provision to the contrary contained herein, if when the Insured's employment terminates the Insured is a "specified employee," as defined in section 409A of the Internal Revenue Code, and if any payments or benefits under this Agreement will result in additional tax or interest to the Insured because of section 409A, the Insured shall not be entitled to the payments or benefits until the earliest of (a) the date that is at least six months after termination of the Insured's employment for reasons other than the Insured's death,
         (b) the date of the Insured's death, or (c) any earlier date that does not result in additional tax or interest to the Insured under section 409A. As promptly as possible after the end of the period during which payments or benefits are delayed under this provision, the entire amount of delayed payments shall be paid to Executive in a single lump sum. References in this Agreement to Section 409A of the Internal Revenue Code of 1986 include rules, regulations and guidance of general application issued by the Department of the Treasury under such Section 409A.

XX.      APPLICABLE LAW

         The validity and interpretation of this Agreement shall be governed by the laws of the State of South Carolina.

Executed at Fountain Inn, South Carolina this 13th day of September, 2001.


                              [SIGNATURES OMITTED]

                          BENEFICIARY DESIGNATION FORM
                      FOR LIFE INSURANCE ENDORSEMENT METHOD
                           SPLIT DOLLAR PLAN AGREEMENT


PRIMARY DESIGNATION:

         Name                         Address                    Relationship


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


SECONDARY (CONTINGENT) DESIGNATION:


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


All sums payable under the Life Insurance Endorsement Method Split Dollar Plan Agreement by reason of my death shall be paid to the Primary Beneficiary, if he or she survives me, and if no Primary Beneficiary shall survive me, then to the Secondary (Contingent) Beneficiary.




---------------------------------                       ------------------------
Ronald K. Earnest                                       Date

                                    AMENDMENT
                          TO THE EXECUTIVE SUPPLEMENTAL
                        RETIREMENT PLAN AGREEMENT AND THE
          LIFE INSURANCE ENDORSEMENT METHOD SPLIT DOLLAR PLAN AGREEMENT




This Amendment, made and entered into this ______ day of _____________, 2001, by and between GrandSouth Bank, a Bank organized and existing under the laws of the State of South Carolina, hereinafter referred to as the, "Bank", and Ronald K. Earnest, a Key Employee and Executive of the Bank, hereinafter referred to as the, "Executive", shall effectively amend the Executive Supplemental Retirement Plan Agreement and the Life Insurance Endorsement Method Split Dollar Plan Agreement as specifically set forth herein pursuant to said Agreements.


I.       EXECUTIVE SUPPLEMENTAL RETIREMENT PLAN AGREEMENT

          1. The date of September 11, 2001 in Subparagraph I (A) shall be changed to September 13, 2001.

          2. The following language shall be added to the end of Subparagraph I (F) of said Agreement, "... divided by a factor equal to 1.05 minus the marginal tax rate."

          3. The following life insurance policy information shall be added to Subparagraph I (G):

               Insurance Company:                    Massachusetts Mutual Life
                                                      Insurance Company
               Policy Form:                         Flexible Premium Adjustable
                                                      Life
               Policy Name:                         Strategic Life Executive
               Insured's Age and Sex:               47, Male
               Riders:                              None
               Ratings:                             None
               Option:                              Level
               Face Amount:                         $1,081,920
               Premiums Paid:                       $368,000
               Number of Premium Payments:          Single
               Assumed Purchase Date:               September 13,2001



               Insurance Company:                   Union Central Life Insurance
                                                      Company
               Policy Form:                         Universal Life Insurance
               Policy Name:                         COLI UL
               Insured's Age and Sex:               47, Male
               Riders:                              None
               Ratings:                             None
               Option:                              Level
               Face Amount:                         $1,060,447
               Premiums Paid:                       $368,000
               Number of Premium Payments:          Single
               Assumed Purchase Date:               September 13,2001

          4. The date of September 11, 2003 in Subparagraph II (C) shall be changed to September 13, 2003.


II. LIFE INSURANCE ENDORSEMENT METHOD SPLIT DOLLAR PLAN AGREEMENT

          1. The following life insurance policy information shall be added to page one (1):

         Insurer:          Massachusetts Mutual Life Insurance Company
                                    Union Central Life Insurance Company

         Policy Number:    0044375
                                    U200001333

          2.   The date of September 11, 2003 in  Subparagraphs  VI (A), (B) and
               (C) shall be changed to September 13, 2003.

          3. The date of September 11, 2003 in Paragraph XVII shall be changed to September 13, 2001.

          4. The date of September 11, 2003 in the final execution sentence shall be changed to September 13, 2001.


This Amendment shall be effective the 13th day of September, 2001. To the extent that any paragraph, term, or provision of said agreement is not specifically amended herein, or in any other amendment thereto, said paragraph, term, or provision shall remain in full force and effect as set forth in said September 11, 2001 Agreements.


                       (SIGNATURES OMITTED)